Exhibit 99.1

Entercom Communications Corp.

Reports Third Quarter Results

(Bala Cynwyd, Pa. November 5, 2010) Entercom Communications Corp. (NYSE: ETM) today reported financial results for the quarter ended September 30, 2010.

Third Quarter Highlights

•                  Net revenues for the quarter increased 3% to $102.7 million, station expenses increased 3% to $67.3 million and station operating income increased 4% to $35.4 million

•                  Same station net revenues increased 3%, same station expenses increased 3% and same station operating income increased 4%

•                  EBITDA increased 5% to $31.0 million

•                  Net income per share was $0.29

•                  Adjusted net income per share increased 7% to $0.30

•                  Free cash flow increased 7% to $23.4 million

David J. Field, President and Chief Executive Officer stated: “We hold ourselves accountable for consistently delivering top-tier relative performance and in the third quarter we did not perform up to our standards. Looking ahead, we feel good about our prospects based on our strong brands, a top-notch management team, and an expanding arsenal of digital capabilities. Fourth quarter pacings look promising and we will finish 2010 with strong double-digit growth in EBITDA and free cash flow. We fully expect to return to our long-term track record of delivering top-tier performance in 2011.”

During the quarter, the Company reduced its outstanding net senior debt by $24.1 million. As of September 30, 2010, the Company had $3.4 million in cash and $676.2 million of senior debt. Year-to-date, the Company reduced its outstanding net senior debt by $52.3 million

Third quarter interest expense included a $0.5 million non-cash charge related to the Company’s deferred financing fees.

Earnings Conference Call and Company Information

Entercom will hold a conference call regarding its quarterly earnings release on November 5, 2010 at 10:00 AM Eastern Time. The public may access the conference call by dialing 888-889-0278 (passcode: Entercom).  A replay of the conference call will be available and can be accessed either by dialing 866-489-2880 or by visiting the Company’s website: www.entercom.com. Investors will have the opportunity to submit questions to the Company regarding the third quarter earnings release by emailing their inquiries to questions@Entercom.com. Questions should be sent at least 15 minutes prior to the call. The Company will only discuss inquiries made by email prior to the conference call. Additional information and reconciliation of same station results are available on the Company’s website at www.entercom.com.

Entercom Communications Corp. is one of the five largest radio broadcasting companies in the United States, with a nationwide portfolio in excess of 100 stations in 23 markets, including San Francisco, Boston, Seattle, Denver, Portland, Sacramento and Kansas City. Known for developing unique and highly successful, locally programmed stations, Entercom is home to some of radio’s most distinguished brands and compelling personalities. The Company is also the radio broadcast partner of the Boston Red Sox, Boston Celtics, Kansas City Royals, New Orleans Saints and Buffalo Sabres.

Entercom focuses on creating effective integrated marketing solutions for its customers that incorporate the Company’s audio, digital and experiential assets.  Additionally, the Company has a long-standing commitment to responsible corporate citizenship and environmental stewardship.  Entercom stations play a vital, hands-on role in improving their communities, providing over $100 million in annual support for local charitable organizations.

The Company’s radio stations have received numerous awards, including multiple Edward R. Murrow Awards for excellence in broadcast journalism and National Association of Broadcasters (NAB) Marconi Awards for excellence in radio broadcasting. In 2007, Forbes magazine named Entercom one of America’s “Most Trustworthy Companies.”

For more information, please visit www.entercom.com.

Certain Definitions

All references to per share data, unless stated otherwise, are presented on a fully diluted basis. All references to shares outstanding, unless stated otherwise, are presented to exclude unvested restricted stock units. All references to net debt are outstanding debt net of cash on hand.

Station expenses consist of station operating expenses excluding non-cash compensation expense.

Corporate expenses consist of corporate general and administrative expenses excluding non-cash compensation expense.

Station operating income consists of operating income (loss) before depreciation and amortization, time brokerage agreement fees (income), corporate expenses, corporate non-cash compensation expense, station non-cash compensation expense, impairment loss and gain or loss on sale or disposition of assets.

EBITDA consists of income (loss) from continuing operations, adjusted to exclude: income taxes (benefit), total other expense (income), depreciation and amortization, time brokerage agreement fees (income), corporate and station non-cash compensation expense, impairment loss and gain or loss on sale or disposition of assets.

Free cash flow consists of operating income (loss): (i) plus depreciation and amortization, non-cash compensation expense, impairment loss and income (loss) from discontinued operations before income taxes (benefit), depreciation and amortization expense and impairment loss; and (ii) less net interest expense (excluding amortization of deferred financing costs), gains (loss) on sale of assets, taxes paid and capital expenditures.

Adjusted net income consists of net income (loss) adjusted to exclude: (i) income (loss) from discontinued operations before income taxes (benefit); (ii) reported taxes; (iii) gain/loss on sale of assets, derivative instruments and investments; (iv) non-cash compensation expense; (v) other income; (vi) impairment loss; and (vii) gain/loss on early extinguishment of debt.   For purposes of comparison, income taxes are reflected at the expected statutory federal and state tax rate of 42% without discrete items of tax and valuation allowances.

Adjusted net income per share includes any dilutive equivalent shares when not anti-dilutive.

Same station data is computed by comparing the performance of stations operated by the Company throughout the relevant period to the comparable performance in the prior year’s corresponding period.

Non-GAAP Financial Measures

It is important to note that station operating income, station expense, corporate expense, same station net revenues, same station expenses, same station operating income, EBITDA, adjusted net income, adjusted net income per share and free cash flow are not measures of performance or liquidity calculated in accordance with generally accepted accounting principles (“GAAP”).  Management believes that these measures are useful as a way to evaluate the Company and the means for management to evaluate our radio stations’ performance and operations.  Management believes that these measures are useful to an investor in evaluating our performance because they are widely used in the broadcast industry as a measure of a radio company’s operating performance.

Certain non-GAAP financial measures presented in this release (e.g., adjusted net income and adjusted net income per share) contain adjustments to GAAP measures such as excluding gain/loss on sale of assets, derivative instruments and investments; non-cash compensation expense, other income, impairment loss and gain/loss on early extinguishment of debt. Management believes these measures provide useful information to Management and investors by excluding certain income, expenses and gains and losses that may not be indicative of the Company’s core operating and financial results.  Similarly, Management believes these measures are a useful performance measure because certain items included in the calculation of net income (loss) may either mask or exaggerate trends in the Company’s ongoing operating performance. Further, the reconciliations corresponding to these measures, by identifying the individual adjustments, provide a useful mechanism for investors to consider these measures with some or all of the identified adjustments.

Management uses these non-GAAP financial measures on an ongoing basis to help track and assess the Company’s financial performance. You, however, should not consider non-GAAP measures in isolation or as substitutes for net income (loss), operating income, or any other measure for determining our operating performance that is calculated in accordance with generally accepted accounting principles.  These non-GAAP measures are not necessarily comparable to similarly titled measures employed by other companies.  The accompanying financial tables provide reconciliations to the nearest GAAP measure of all non-GAAP measures provided in this release.

Note Regarding Forward-Looking Statements

The information in this news release is being widely disseminated in accordance with the Securities and Exchange Commission’s Regulation FD.

This news announcement contains certain forward-looking statements that are based upon current expectations and certain unaudited pro forma information that is presented for illustrative purposes only and involves certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Additional information and key risks are described in the Company’s filings on Forms 8-K, 10-Q and 10-K with the Securities and Exchange Commission. Readers should note that these statements might be impacted by several factors including changes in the economic and regulatory climate and the business of radio broadcasting, in general. The unaudited pro forma information and same station operating data reflect adjustments and are presented for comparative purposes only and do not purport to be indicative of what has occurred or indicative of future operating results or financial position.  Accordingly, the Company’s actual performance may differ materially from those stated or implied herein.  The Company assumes no obligation to publicly update or revise any unaudited pro forma or forward-looking statements.

Contact:

Steve Fisher

Executive Vice President-Operations and Chief Financial Officer

610-660-5647

Third Quarter 2010

Earnings Release

ENTERCOM COMMUNICATIONS CORP.

FINANCIAL DATA

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
STATEMENTS OF OPERATIONS

Net Revenues	$102,737	$99,765	$289,359	$276,436

Station Expenses	67,329	65,575	194,638	190,546
Station Expense - Non-Cash Compensation	397	698	965	1,460
Corporate Expenses	4,375	4,502	12,943	13,149
Corporate Expenses - Non-Cash Compensation	815	1,300	3,349	4,237
Depreciation And Amortization	3,089	4,120	9,736	12,660
Impairment Loss	—	—	—	67,676
Net Time Brokerage Agreement Income	—	—	—	(2)
Net Loss On Sale Or Disposition of Assets	185	149	176	149
Total Operating Expenses	76,190	76,344	221,807	289,875
Operating Income (Loss)	26,547	23,421	67,552	(13,439)

Other Expense (Income) Items:
Interest Expense	8,645	7,856	22,795	23,828
Net (Gain) Loss On Early Extinguishment Of Debt	—	(3,132)	62	(19,260)
Interest And Dividend Income	(4)	(18)	(15)	(35)
Other Income	(16)	—	(38)	(380)
Total Other Expense	8,625	4,706	22,804	4,153

Income (Loss) Before Income Taxes	17,922	18,715	44,748	(17,592)

Income Taxes	7,233	440	15,597	710

Net Income (Loss)	$10,689	$18,275	$29,151	$(18,302)

Net Income (Loss) Per Share - Basic	$0.30	$0.52	$0.82	$(0.52)

Net Income (Loss) Per Share - Diluted	$0.29	$0.50	$0.78	$(0.52)

Weighted Common Shares Outstanding - Basic	35,723	35,292	35,700	35,327
Weighted Common Shares Outstanding - Diluted	37,310	36,621	37,591	35,327

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Capital Expenditures	$461	$474	$1,935	$1,714
Income Taxes Paid	$1	$—	$83	$192

	September 30,
	2010	2009
SELECTED BALANCE SHEET DATA

Cash And Cash Equivalents	$3,447	$20,109
Senior Debt	676,155	758,179
7.625% Senior Subordinated Notes	—	23,867
Total Shareholders’ Equity	149,159	86,928

OTHER FINANCIAL DATA

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009

Same Station Computations:
Reconciliation Of GAAP Net Revenues To Same Station Net Revenues:
Net Revenues	$102,737	$99,765	$289,359	$276,436
Divestitures Of Radio Station Towers	—	(275)	—	(797)
Same Station Net Revenues	$102,737	$99,490	$289,359	$275,639

Reconciliation Of GAAP Station Operating Expenses To Station Expenses And Same Station Expenses:
Station Operating Expenses	$67,726	$66,273	$195,603	$192,006
Station Expenses - Non-Cash Compensation	(397)	(698)	(965)	(1,460)
Station Expenses	67,329	65,575	194,638	190,546
Divestitures Of Radio Station Towers	—	(22)	—	(84)
Same Station Expenses	$67,329	$65,553	$194,638	$190,462

Reconciliation Of GAAP Corporate General & Administrative Expenses To Corporate Expenses
Corporate General & Administrative Expenses	$5,190	$5,802	$16,292	$17,386
Corporate Expenses - Non-Cash Compensation	(815)	(1,300)	(3,349)	(4,237)
Corporate Expenses	$4,375	$4,502	$12,943	$13,149

Reconciliation Of GAAP Operating Income (Loss) To Station Operating Income And Same Station Operating Income
Operating Income (Loss)	$26,547	$23,421	$67,552	$(13,439)
Corporate Expenses	4,375	4,502	12,943	13,149
Corporate Expenses - Non-Cash Compensation	815	1,300	3,349	4,237
Station Expenses - Non-Cash Compensation	397	698	965	1,460
Depreciation And Amortization	3,089	4,120	9,736	12,660
Impairment Loss	—	—	—	67,676
Net Time Brokerage Agreement Income	—	—	—	(2)
Net Loss On Sale Or Disposition of Assets	185	149	176	149
Station Operating Income	35,408	34,190	94,721	85,890
Divestitures Of Radio Station Towers	—	(253)	—	(713)
Same Station Operating Income	$35,408	$33,937	$94,721	$85,177

Reconciliation Of GAAP Net Income (Loss)To EBITDA:
Net Income (Loss)	$10,689	$18,275	$29,151	$(18,302)
Income Taxes	7,233	440	15,597	710
Total Other Expense	8,625	4,706	22,804	4,153
Corporate Expenses - Non-Cash Compensation	815	1,300	3,349	4,237
Station Expenses - Non-Cash Compensation	397	698	965	1,460
Depreciation And Amortization	3,089	4,120	9,736	12,660
Impairment Loss	—	—	—	67,676
Net Time Brokerage Agreement Income	—	—	—	(2)
Net Loss On Sale Or Disposition of Assets	185	149	176	149
EBITDA	$31,033	$29,688	$81,778	$72,741

Reconciliation Of GAAP Net Income (Loss) To Free Cash Flow
Net Income (Loss)	$10,689	$18,275	$29,151	$(18,302)
Depreciation And Amortization	3,089	4,120	9,736	12,660
Impairment Loss	—	—	—	67,676
Deferred Financing Costs Included In Interest Expense	1,440	371	2,930	1,147
Non-Cash Compensation Expense	1,212	1,998	4,314	5,697
Net Loss On Sale Or Disposition of Assets	185	149	176	149
Net (Gain) Loss On Early Extinguishment Of Debt	—	(3,132)	62	(19,260)
Other Income	(16)	—	(38)	(380)
Income Taxes	7,233	440	15,597	710
Capital Expenditures	(461)	(474)	(1,935)	(1,714)
Income Taxes Paid	(1)	—	(83)	(192)
Free Cash Flow	$23,370	$21,747	$59,910	$48,191

Reconciliation Of GAAP Operating Income (Loss) To Free Cash Flow:
Operating Income (Loss)	$26,547	$23,421	$67,552	$(13,439)
Depreciation and Amortization	3,089	4,120	9,736	12,660
Impairment Loss	—	—	—	67,676
Non-Cash Compensation Expense	1,212	1,998	4,314	5,697
Interest Expense, Net of Interest And Dividend Income And Deferred Financing Costs	(7,201)	(7,467)	(19,850)	(22,646)
Capital Expenditures	(461)	(474)	(1,935)	(1,714)
Net Loss On Sale Or Disposition of Assets	185	149	176	149
Income Taxes Paid	(1)	—	(83)	(192)
Free Cash Flow	$23,370	$21,747	$59,910	$48,191

Reconciliation Of GAAP Net Income (Loss) To Adjusted Net Income
Net Income (Loss)	$10,689	$18,275	$29,151	$(18,302)
Income Taxes	7,233	440	15,597	710
Impairment Loss	—	—	—	67,676
Net Loss On Sale Or Disposition of Assets	185	149	176	149
Net (Gain) Loss On Extinguishment Of Debt	—	(3,132)	62	(19,260)
Other Income	(16)	—	(38)	(380)
Non-Cash Compensation Expense	1,212	1,998	4,314	5,697
Adjusted Income Before Income Taxes	19,303	17,730	49,262	36,290
Income Taxes	8,107	7,447	20,690	15,242
Adjusted Net Income	$11,196	$10,283	$28,572	$21,048

Weighted Average Diluted Shares Outstanding
Weighted Average Diluted Shares Outstanding - Diluted, As Reported	37,310	36,621	37,591	35,327
Shares Considered Dilutive If Adjusted Amount Is Not A Loss	—	—	—	651
Weighted Common Shares Outstanding - Diluted As Adjusted	37,310	36,621	37,591	35,978

Adjusted Net Income Per Share - Diluted	$0.30	$0.28	$0.76	$0.59

PRIOR YEAR’S DATA

Fourth Quarter 2009 As Reported And Same Station

Three Months
Ended
December 31, 2009
Reconciliation Of GAAP Net Revenues To Same Station Net Revenues:
Net Revenues	$95,996
Divestiture Of Radio Station Towers	(152)
Same Station Net Revenues	$95,844

Reconciliation Of GAAP Station Operating Expenses To Station Expenses And Same Station Expenses
Station Operating Expenses	$62,036
Station Expenses - Non-Cash Compensation	(516)
Station Expenses	61,520
Divestiture Of Radio Station Towers	(68)
Same Station Expenses	$61,452